Commitments	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments
(9)	Commitments

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. The contract amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

In most cases, the Company requires collateral or other security to support financial instruments with credit risk.

	December 31,
	2014	2013
Financial instruments whose contract amounts represents credit risk:
Commitments to extend credit	$182,820	141,887
Stand-by and performance letter of credit	$8,085	4,066

Commitments to extend credit are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained upon an extension of credit, if deemed necessary by the Company, is based on management’s credit evaluation. The type of collateral held varies but may include unimproved and improved real estate, certificates of deposit, or personal property.

Standby and performance letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to local businesses. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

The Company has entered into operating lease agreements for eight branch locations. At December 31, 2014, seven locations are open and one location is scheduled to open in February 2015. Total rent expense for 2014, 2013 and 2012 was approximately $445,000, $457,000 and $494,000, respectively. Future minimum rent on operating leases as of December 31, 2014 is as follows:

Year ending December 31,
2015	$739
2016	388
2017	311
2018	192
2019	—
Thereafter	—

$1,630

In the normal course of business, the Company may be named as defendant in certain litigation. Some of these matters may claim substantial damages. After consultation with outside legal counsel, management believes that resolution of these issues will not result in material adverse effect on the Company’s financial position or results of operations.